SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  August 12, 2002
                    ----------------------------------------
                                (Date of Report)

                                  August 9, 2002
                    ----------------------------------------
                        (Date of Earliest Event Reported

                              PHAR-MOR, INC.
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             (Exact name of registrant as specified in its charter)


         Pennsylvania                      0-27050             25-1466309
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(State or other jurisdiction of     (Commission File        (I.R.S. Employer
incorporation or organization)           Number)            Identification No.)


               20 Federal Plaza West, Youngstown, Ohio  44501-0400
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               (Address of principal executive offices) (Zip Code)

                                 330-746-6641
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              (Registrant's telephone number, including area code)

ITEM 9.  Regulation FD Disclosure

         On August 9, 2002 each of the Principal Executive Officer, M. David Schwartz, President and Chief Operating Officer, and Martin S. Seekely, Vice President and Chief Financial Officer, submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PHAR-MOR, INC.

Dated: August 12, 2002                        By: /s/ M. David Schwartz
                                                  ------------------------------
                                                  M. David Schwartz
                                                  President and Chief Operating
                                                    Officer


                                              By: /s/ Martin S. Seekely
                                                  ------------------------------
                                                  Marin S. Seekely
                                                  Vice President and Chief
                                                    Financial Officer

                                EXHIBIT INDEX

Exhibit 99.1 Statement Under Oath of Principal Executive Officer dated August 8, 2002.

Exhibit 99.2 Statement Under Oath of Principal Financial Officer dated August 5, 2002.